SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 31, 2003





                                  CILCORP INC.
             (Exact name of registrant as specified in its charter)




           Illinois                    1-8946                    37-1169387
(State or other jurisdiction         (Commission              (I.R.S. Employer
        of incorporation)            File Number)            Identification No.)




                   300 Liberty Street, Peoria, Illinois 61602
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (309) 677-5230

                         CENTRAL ILLINOIS LIGHT COMPANY
             (Exact name of registrant as specified in its charter)




           Illinois                    1-2732                    37-0211050
(State or other jurisdiction         (Commission              (I.R.S. Employer
        of incorporation)            File Number)            Identification No.)




                   300 Liberty Street, Peoria, Illinois 61602
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (309) 677-5230



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     On January 31, 2003, Ameren Corporation ("Ameren") issued a press release announcing the closing of the acquisition of all of the issued and outstanding common stock of CILCORP Inc. ("CILCORP"), an Illinois corporation, from The AES Corporation, pursuant to an agreement dated as of April 28, 2002 (the "Stock Purchase Agreement"). As of such acquisition, CILCORP became a wholly-owned subsidiary of Ameren. CILCORP is the parent company of Peoria, Illinois-based Central Illinois Light Company ("CILCO"). CILCO became an indirect subsidiary of Ameren, but will remain a separate utility company, known as AmerenCILCO.

     Separately, Ameren expects to close in February, 2003 its acquisition from The AES Corporation of all of the issued and outstanding membership interests of AES Medina Valley Cogen (No. 4), LLC ("Medina Valley"), pursuant to an agreement dated as of April 28, 2002 (the "Membership Interest Purchase Agreement"). As of such acquisition, Medina Valley will become a wholly-owned subsidiary of AmerenEnergy Resources Company, which is a direct subsidiary of Ameren that holds its non rate-regulated operations. Medina Valley will become known as Ameren Medina Valley Cogen (No. 4), LLC.

     In a transaction valued at approximately $1.4 billion, Ameren will assume approximately $900 million of CILCORP and Medina Valley debt and preferred stock at closing and pay the balance in cash for the stock of CILCORP, along with certain other assets, including all of the membership interests in Medina
Valley. The transaction includes CILCO's regulated natural gas and electric utility businesses, including approximately 1,200 megawatts of largely coal-fired generating capacity, and Medina Valley's indirectly owned 40 megawatt, gas-fired electric generation plant.

     With this acquisition, Ameren ranks as Illinois' second largest electric utility based on the number of customers, total assets and operating revenues. For more information regarding the transaction please see the

Current Report on Form 8-K, File No. 1-14756, filed by Ameren today, and the Stock Purchase Agreement and Membership Interest Purchase Agreement filed as
Exhibit 2.1 and Exhibit 2.2, respectively, to Ameren's Quarterly Report on Form 10-Q, File No. 1-14756, filed on May 15, 2002 for the quarterly period ended March 31, 2002.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     In a press release issued today, Ameren announced two Peoria-based managers who will be the top operating officers at AmerenCILCO: Scott A. Cisel, 49, vice president and chief operating officer, and Robert G. Ferlmann, 41, vice president trading and dispatch and unregulated sales. For more information regarding Mr. Cisel and Mr. Ferlmann, please see the Press Release filed herewith as Exhibit 99.01 which is incorporated herein by reference.

     After the closing of the acquisition, in addition to Messrs. Cisel and Ferlmann for AmerenCILCO only, the following individuals were elected as officers of CILCORP and AmerenCILCO:

               G. L. Rainwater, President
               P. A. Agathen, Senior Vice President
               W. L. Baxter, Senior Vice President (Principal Financial Officer)
               D. F. Cole, Senior Vice President
               G. L. Randolph, Senior Vice President
               T. R. Voss, Senior Vice President
               D. A. Whiteley, Senior Vice President
               J. E. Birdsong, Vice President and Treasurer
               Martin J. Lyons, Controller (Principal Accounting Officer)
               S. R. Sullivan, Vice President Regulatory Policy,
                               General Counsel and Secretary

     Also after the closing of the acquisition, the boards of directors of CILCORP and CILCO were replaced except Mr. Cisel was retained on the AmerenCILCO board. The boards are now comprised of the following individuals:


              CILCORP:     C. W. Mueller, Chairman            AmerenCILCO:        C. W. Mueller, Chairman
                           P. A. Agathan                                          S. A. Cisel
                           W. L. Baxter                                           P. A. Agathen
                           G. L. Rainwater                                        W. L. Baxter
                           T. R. Voss                                             G. L. Rainwater
                           D. A. Whiteley                                         T. R. Voss
                           H. Saligman                                            H. Saligman
                           P. L. Miller, Jr.                                      P. L. Miller, Jr.
                           R. A. Lumpkin                                          R. A. Lumpkin
                           R. A. Liddy                                            R. A. Liddy
                           J. W. Wogsland                                         J. W. Wogsland



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit No.         Description
         -----------         -----------

           99.01             Press Release, dated January 31, 2003.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       CILCORP INC.
                                                       (Registrant)



                                           By     /s/ Martin J. Lyons
                                             --------------------------------
                                           Name:      Martin J. Lyons
                                           Title:       Controller
                                              (Principal Accounting Officer)


                                              CENTRAL ILLINOIS LIGHT COMPANY
                                                       (Registrant)



                                           By     /s/ Martin J. Lyons
                                             --------------------------------
                                           Name:      Martin J. Lyons
                                           Title:       Controller
                                              (Principal Accounting Officer)



Date:  January 31, 2003





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



                                                                   Exhibit 99.01

                                                                One Ameren Plaza
                                                            1901 Chouteau Avenue
                                                             St. Louis, MO 63103


[GRAPHIC OMITTED][GRAPHIC OMITTED]


Contacts:

Media:
Susan Gallagher        Leigh Morris          Neal Johnson
(314) 554-2175         (217) 535-5228        (309) 677-5516

                      AMEREN NAMES TWO OFFICERS TO SERVE AS
                     AMERENCILCO'S TOP MANAGEMENT IN PEORIA

St. Louis, Mo., Jan. 31, 2003---Ameren Corporation (NYSE: AEE) today announced two Peoria-based managers will be the top operating officers at AmerenCILCO:
Scott A. Cisel, 49, vice president and chief operating officer for AmerenCILCO, and Robert G. Ferlmann, 41, vice president, AmerenCILCO Trading and Dispatch and Unregulated Sales. Ameren Chairman and Chief Executive Officer Charles W. Mueller will be chairman of AmerenCILCO, and Ameren President and Chief Operating Officer Gary Rainwater will serve as president of AmerenCILCO.

     Today, the company announced in a separate release the closing of the transaction to acquire CILCORP Inc., from The AES Corporation (NYSE: AES). CILCORP is the parent company of Peoria, Ill.-based Central Illinois Light Co. (CILCO), which beginning today will operate as AmerenCILCO. Announced in April 2002, the purchase includes CILCORP's natural gas and electric businesses, including 1,200 megawatts of largely coal-fired generating capacity.

     Until his most recent appointment, Scott Cisel served as senior vice president at CILCO, where he has been employed for 28 years. Cisel joined CILCO as a summer meter reader and advanced through various management positions in sales, customer services and district operations. He was named manager of Commercial Office Operations in 1981 and, in the 1980s, held a number of management positions in energy services, rates, sales and customer service, and research and development. He was promoted to director of Corporate Sales in 1993 and from 1995 to 1998, served as vice president, at first managing Sales and Marketing, then Legislative and Public Affairs and later Sales, Marketing and Trading. In April 2001, he was named senior vice president.

     A trustee of Eureka College, Cisel serves on the board of the Tri-County Urban League, in addition to many other civic activities. A native of Peoria, Cisel holds a bachelor of science degree in business administration and economics from Culver Stockton College and a master's degree in liberal studies from Bradley University.

     Until his most recent appointment, Ferlmann served as director of Energy Trading (both natural gas and electricity) for CILCO - a position he has held since 1997. Ferlmann joined CILCORP in 1987 as an accounting analyst and senior accounting analyst and assumed progressively higher positions in Finance, until in 1993, he became senior energy supply administrator.

                                   -- more --

Add One

     Ferlmann holds a bachelor of science degree in accounting and a master's of business administration degree - both from Bradley University. He is a certified public accountant in Illinois. He serves on the board of directors for St. Joseph Home and is an active member of the St. Thomas Parish Council.

     With assets of more than $13 billion, Ameren, through its subsidiaries, serves 1.7 million electric customers and 500,000 natural gas customers in a 49,000-square-mile area of Missouri and Illinois.


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